Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) of our report dated January 28, 2003, with respect to the consolidated financial statements and schedules of Chicago Mercantile Exchange Holdings Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                    /s/ ERNST & YOUNG LLP

Chicago, Illinois
May 14, 2003